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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 31, 1999
                                                   ------------------


                           Clarion Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24690                  91-1407411
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
         of incorporation)                                   Identification No.)



           1901 N. Roselle Road, Suite 340, Schaumburg, Illinois 60195
           -----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:    (847) 490-9900
                                                      ----------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUISITION OF WAMAR PRODUCTS, INC. AND WAMAR TOOL & MACHINE CO. On August 31, 1999, the Registrant, by and through its wholly owned subsidiary, Clarion Plastics Technologies, Inc., completed the acquisition of Wamar Products, Inc., a Michigan corporation, in exchange for $7,000,000 in cash and 200,000 shares of Clarion Common Stock, and also completed the acquisition of Wamar Tool & Machine Co., a Michigan corporation, in exchange for 200,000 shares of Clarion Common Stock.

         Wamar Products is a plastic injection molder and assembler of plastic component and finished products. Wamar Tool & Machine is a fully-equipped mold-making and repair firm. The two entities share an 87,000 square foot facility located in Caledonia Township, Michigan, a suburb of Grand Rapids. The combined companies have approximately 200 employees and have annual combined sales of approximately $19 million. Wamar serves a well-diversified mix of customers in the office furniture, automotive and consumer products industries.

         Wamar Products, a QS-9000 certified company, has 32 injection molding machines ranging from 75 to 700 tons. Services offered by the organization include engineering, CAD design, insert molding, color match molding, assembly and finishing processes.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

                  The financial statements required by Item 310(c) of Regulation S-B in connection with the Wamar Acquisitions will be provided by an amendment to this report filed within 60 days of the date hereof.

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         (b)      Pro forma financial information.
                  --------------------------------

                  The pro forma financial information required by Item 310(d) of Regulation S-B with regard to the Wamar Acquisitions will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c)      Exhibits.
                  ---------

                  2.1 Stock Purchase Agreement dated as of June 29, 1999 for the purchase of the common stock of Wamar Products, Inc. between Clarion Plastics Technologies, Inc. and the Shareholders of Wamar Products, Inc.

                  2.2 Stock Purchase Agreement dated as of June 29, 1999 for the purchase of the common stock of Wamar Tool & Machine Co. between Clarion Plastics Technologies, Inc. and the Shareholder of Wamar Tool & Machine Co.

                  2.3 First Amendment to Stock Purchase Agreement for the purchase of the common stock of Wamar Products, Inc.

                  2.4 First Amendment to Stock Purchase Agreement for the purchase of the common stock of Wamar Tool & Machine Co.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Clarion Technologies, Inc.
                                    (Registrant)



Date:  September 14, 1999           By:    /s/ Robert W. Martin
                                       ---------------------------------------
                                       Robert W. Martin, Chief Financial Officer